UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – January 29, 2014

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices) (Zip code)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On January 29, 2014, at its annual meeting of stockholders, IEC Electronics Corp. (the “Company”) will present slides including information regarding its current activities and general forward-looking expectations. A copy of the slides is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On January 29, 2014 the Company will present the information described in Item 2.02 above at its annual meeting of stockholders.

Section 9 Financial Information and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Slides Presented at Annual Meeting of Stockholders on January 29, 2014

The information in Items 2.02 and 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

This Current Report on Form 8-K, including the Exhibit incorporated herein, contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements.  These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

2

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified. Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 (“2013 Form 10-K/A”) and in the Company’s Form 10-Q/A filed on the same date could, among others, (i) cause the Company to incur substantial additional legal, accounting and other expenses, (ii) result in additional shareholder, governmental or other actions, or adverse consequences from the consolidated shareholder action or the formal investigation being conducted by the SEC, (iii) cause the Company’s customers, including the government contractors with which the Company deals, to lose confidence in the Company or cause a default under its contractual arrangements, (iv) cause a default under the Company’s arrangements with M&T Bank with respect to which, if the Bank chooses to exercise its remedies, the Company may not be able to obtain replacement financing or continue its operations, (v) result in delisting of the Company’s stock from NYSE MKT (the “Exchange”) if the Company fails to meet any Exchange listing standard, or fails to comply with its listing agreement with the Exchange, during the twelve months ending July 9, 2014, or (vi) result in additional failures of the Company’s internal controls if the Company’s remediation efforts are not effective. Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see the "Risk Factors” section in the Company’s Annual Report on Form 10-K filed with the SEC on December 24, 2013.

All forward-looking statements included in this Report on Form-8-K are made only as of the date of this Form 8-K. The Company does not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which it hereafter become aware of. New risks and uncertainties arise from time to time and the Company cannot predict these events or how they may affect it. When considering these risks, uncertainties and assumptions, you should keep in mind the cautionary statements contained in this Form 8-K and any documents incorporated herein by reference. You should read this document and the documents that the Company incorporates by reference into this Form 8-K completely and with the understanding that the Company’s actual future results may be materially different from what it expects. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC ELECTRONICS CORP.
(Registrant)

Date: January 29, 2014	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

4

EXHIBIT INDEX

Exhibit 99.1 Slides Presented at Annual Meeting of Stockholders on January 29, 2014

5